CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8, relating to the Equivest Finance, Inc. 1997 Long-Term Incentive Plan, of our report, dated February 20, 1998, on the consolidated financial statements of Equivest Finance, Inc. and subsidiaries, included in the 1997 Annual Report on Form 10KSB.

                                        /s/ Firley, Moran, Freer & Eassa, P.C.
                                        --------------------------------------
                                        Firley, Moran, Freer & Eassa, P.C.





Syracuse, New York
March 11, 1999